UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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ePlus inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Special Meeting of Shareholders
and
Proxy Statement

EPLUS INC.
13595 Dulles Technology Drive
Herndon, Virginia 20171
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

When:	Where:

November 9, 2021 9:00 a.m. ET	The Westin-Washington Dulles Airport 2520 Wasser Terrace Herndon, Virginia 20171

We at ePlus inc. (the “Company”) are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”).  Although we currently plan to meet in person, ePlus will prioritize the health and wellbeing of our shareholders, directors and employees during the COVID-19 pandemic.  If appropriate, we may hold our Special Meeting virtually over the Internet, at the above date and time, via live audio-only webcast.  If we decide to conduct the Special Meeting virtually, we will announce this change through a press release, the filing of additional solicitation material and on our website.  We will provide instructions as to how you or your proxy holder may participate and vote.

Items of Business:

1.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock; and
2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date:

All shareholders are welcome to attend the Special Meeting. Holders of our common stock at the close of business on October 4, 2021, are entitled to notice of and to vote at the Special Meeting and any continuation or adjournment thereof.

How to Vote:

Your vote is important to us. Please see “Voting Information” on page 2 for instructions on how to vote your shares.

These proxy materials are first being distributed on or about October 12, 2021.

October 12, 2021	By Order of the Board of Directors

Erica S. Stoecker
Corporate Secretary, General Counsel, & Chief Compliance Officer

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, November 9, 2021: The Proxy Statement for the Special Meeting and the Annual Report on Form 10-K for the year ended March 31, 2021, are available at www.edocumentview.com/plus.

INFORMATION CONCERNING SOLICITATION AND VOTING	1
PROPOSAL NO. 1 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	3
STOCK OWNERSHIP	6
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS AND RECOMMENDATIONS FOR DIRECTOR	9
SHAREHOLDER COMMUNICATIONS	9
OTHER MATTERS	9
HOUSEHOLDING	9
APPENDIX A	A-1

EPLUS INC.
PROXY STATEMENT FOR THE 2021 SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, NOVEMBER 9, 2021

INFORMATION CONCERNING SOLICITATION AND VOTING
General

The enclosed proxy is solicited on behalf of the Board of Directors of ePlus inc., for use at the Special Meeting of Shareholders to be held on Tuesday, November 9, 2021, at 9:00 a.m. Eastern Time (the “Special Meeting”), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the form of proxy and accompanying materials are being first given or sent to shareholders on October 12, 2021. In this proxy statement we refer to ePlus inc., as “ePlus,” the “Company,” “we,” or “us.”

Record Date, Stock Ownership and Voting

Only shareholders of record at the close of business on October 4, 2021 (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 13,508,860 shares of common stock, par value $.01 per share (“Common Stock”). Each shareholder is entitled to one vote for each share of Common Stock.

A majority of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Special Meeting in order to constitute the quorum necessary to take action at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of elections appointed for the Special Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Special Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers who comply with the voting instructions but who fail to vote on a proposal (“broker non-votes”) will be considered present at the Special Meeting and will count toward the quorum but will be deemed not to have voted on such proposal.

An affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon will be necessary to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock to 52,000,000 shares, consisting of 50,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on this proposal.

We do not intend to submit any other proposals to the shareholders at the Special Meeting. The Board of Directors was not aware, a reasonable time before mailing of this proxy statement to shareholders, of any other business that may properly be presented for action at the Special Meeting. If any other business should properly come before the Special Meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

Voting Information

For shareholders of record, have your proxy card in hand and follow the instructions. If you hold your shares through a broker, bank, or other nominee, you will receive voting instructions from your broker, bank, or other nominee, including whether Internet or telephone voting options are available.

BY THE INTERNET

•	Go to www.envisionreports.com/PLUS You may vote via the Internet until 11:59 p.m., ET on November 8, 2021.

BY TELEPHONE

•	Use any touch-tone telephone to dial 1-800-652-VOTE (8683) to transmit your voting instructions up until 11:59 p.m. ET on November 8, 2021.

BY MAIL

•	To vote by written proxy, complete, sign and date your proxy card and return it promptly in the postage-paid envelope (must be received by 9:00 a.m. ET on November 9, 2021).

You may vote in person at the Special Meeting, which will be held on November 9, 2021, at 9:00 a.m. ET at the Westin-Washington Dulles Airport, 2520 Wasser Terrace, Herndon, Virginia, 20171.

Although we currently plan to meet in person, ePlus will prioritize the health and wellbeing of our shareholders, directors, and employees during the COVID-19 pandemic. If appropriate, we may hold our Special Meeting virtually over the Internet, at the above date and time, via live audio-only webcast. If we decide to conduct the Special Meeting virtually, we will announce this change through a press release, the filing of additional solicitation material, and on our website. We will provide instructions as to how you or your proxy holder may participate, vote, and examine a list of shareholders of record at the virtual Special Meeting at that time.

If you hold your shares through a broker, bank, or other nominee and would like to vote in person at the Special Meeting, you must first obtain a proxy issued in your name from the institution that holds your shares.

Revocability of Proxies

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it, so long as the revocation is received before the final vote. A person’s proxy vote may be revoked by filing a written notice of revocation and sending such notice to ePlus inc. at 13595 Dulles Technology Drive, Herndon, Virginia 20171, by duly executing a proxy bearing a later date, or by attending the Special Meeting and voting in person.

Solicitation

All costs of this solicitation of proxies will be borne by ePlus.  ePlus may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of ePlus. No additional compensation will be paid for any such services.

PROPOSAL NO. 1 – APPROVAL OF AN AMENDMENT TO THE
COMPANY’S AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF COMMON STOCK

Our Amended and Restated Certificate of Incorporation, as amended to date, currently authorizes the issuance of 27,000,000 shares of capital stock, consisting of 25,000,000 shares of Common Stock, par value $.01 per share, and 2,000,000 shares of Preferred Stock, par value $.01 per share.

We have proposed to increase the authorized shares of Common Stock from 25,000,000 shares of Common Stock to 50,000,000 shares of Common Stock (the “Charter Amendment”). In addition, to effect this change, the total number of shares of capital stock authorized in the Amended and Restated Certificate of Incorporation, as amended, would increase from 27,000,000 to 52,000,000.

On September 27, 2021, our Board of Directors voted unanimously to recommend to the stockholders that the Amended and Restated Certificate of Incorporation, be amended to increase the number of shares of Common Stock authorized for issuance by 25,000,000. Under Delaware corporate law, we are required to obtain approval from shareholders to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance. If the Charter Amendment is approved by the shareholders at the Special Meeting, the Charter Amendment will be effective upon the filing of a certificate of amendment setting forth such amendment with the Secretary of State of the State of Delaware (or at such later time as may be specified therein), which filing is expected to occur promptly after the Special Meeting. The full text of the form of the Charter Amendment, which would replace Article FOURTH of the Company's Amended and Restated Certificate of Incorporation in its entirety, is attached as Appendix A to this proxy statement.

As of October 4, 2021, none of the 2,000,000 currently authorized shares of Preferred Stock are issued or outstanding.

Purpose of the Amendment

Our Amended and Restated Certificate of Incorporation currently authorizes us to issue up to 27,000,000 shares of capital stock, consisting of 25,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. As of the Record Date, we had a total of approximately 13,508,860 shares of Common Stock outstanding, and approximately 1,609,639 additional shares of common stock reserved for issuance pursuant to our 2021 Employee Long-Term Incentive Plan and our 2017 Non-Employee Director Long-Term Incentive Plans (collectively, “our existing LTIPs”). As a result, on the Record Date, we had approximately 9,881,501 shares of Common Stock available for future issuance in excess of the outstanding Common Stock, our future obligations to issue Common Stock, and other shares of Common Stock that we had reserved under our existing LTIPs.

In light of the recent historical trading price of the Company’s Common Stock, the Company has contemplated whether a stock split of the Company's Common Stock in the form of a stock dividend may be appropriate. However, without an increase in our authorized shares, there would likely not be enough authorized shares of Common Stock to effect a meaningful split of our Common Stock. The decision by the Board of Directors whether to approve a stock split in the form of a stock dividend will depend upon various factors including, but not limited to, the then-current trading price of the Company’s Common Stock, our financial condition including shareholders’ equity and results of operations, capital requirements, domestic and international market conditions, and general economic conditions, and any other factors deemed relevant by our Board.  Even if the proposal to amend the Amended and Restated Certificate of Incorporation to increase the authorized Common Stock is approved by shareholders at the Special Meeting, the Board of Directors may, in its discretion, determine to not approve a stock split of the Company’s Common Stock in the near future, or at all, based on the factors identified above or otherwise.

In addition to having sufficient authorized shares to effect a potential stock split, the Board of Directors believes that it is important to have available for issuance a number of authorized shares of Common Stock that will be adequate to provide for future stock issuances to meet future corporate needs. The additional authorized shares would also be available for issuance from time to time in the discretion of the Board of Directors, without further shareholder action except as may be required for a particular transaction by law or the rules and regulations of the Nasdaq Stock Market. The shares of Common Stock would be issuable for any proper corporate purpose, including future acquisitions, capital raising transactions consisting of either equity or convertible debt, stock dividends, stock splits, or issuances under current and future stock plans. The Board of Directors believes that these additional shares will provide us with needed flexibility to issue shares in the future without potential expense and delay associated with obtaining shareholder approval for a particular issuance. Except to the extent of our existing obligations on the date of mailing of this proxy statement and the potential stock split discussed above, we do not currently have any plans, understandings or agreements for the issuance or use of the additional shares of Common Stock to be approved under this proposal.

Certain Risks Associated with the Charter Amendment

There can be no assurance that the market price per share of our Common Stock after the Charter Amendment will remain constant in proportion to the increase in the number of shares of our Common Stock outstanding before the Charter Amendment.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. These factors include the status of the market for our Common Stock at the time, our reported results of operations in future periods, and general economic, market and industry conditions. Accordingly, the market price of our Common Stock may not be sustainable at the direct arithmetic result of the Charter Amendment.

Rights of Additional Authorized Shares

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of present shareholders. Any authorized shares of Common Stock, if and when issued, would be part of the Company’s existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Current shareholders do not have pre-emptive rights with respect to Common Stock, except for those granted contractually, nor do they have cumulative voting rights. Should the Board of Directors issue additional shares of Common Stock, existing shareholders, other than those with contractual pre-emptive rights, would not have any preferential rights to purchase any of such shares, and their percentage ownership of the Company’s then outstanding Common Stock could be reduced.

Potential Adverse Effects of Amendment

Future issuances of Common Stock could have a dilutive effect on the Company’s earnings per share, book value per share and the voting power and interest of current shareholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company or inhibit the removal of incumbent management. For example, the issuance of the newly authorized shares of Common Stock could be used to deter or prevent a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.  However, the Board of Directors is not aware of any third-party attempts to assume control of the Company and has not presented this Proposal No. 1 with the intent that it be utilized as an anti-takeover device or to inhibit the removal of incumbent management.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in the proposal as a result of their ownership of shares of our Common Stock. However, we do not believe that our officers or directors have interests in the proposal that are different from or greater than those of any of our other shareholders.

Stock Incentive Plans

Upon completion of the Charter Amendment and to the extent the Board of Directors were to authorize a stock split, the number of shares of our Common Stock subject to our existing LTIPs, as well as the number of shares subject to outstanding awards shall be likewise adjusted.

Accounting Matters

The Charter Amendment will not affect the par value per share of Common Stock. The stockholders’ equity will also remain unchanged. Our authorized Common Stock on the balance sheet will increase to 50,000,000.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Special Meeting. If the proposed amendment is not approved by the Company’s shareholders, the number of authorized shares of Common Stock will remain unchanged.

Required Vote

The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote thereon will be necessary to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock to 52,000,000 shares, consisting of 50,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

STOCK OWNERSHIP
Ownership of our Common Stock

The following tables show information regarding the beneficial ownership of our common stock by:

•	each member of our Board of Directors, and each of our named executive officers (“NEO”);
•	all members of our Board and our executive officers as a group; and
•	each person or group who is known by us to own beneficially more than 5% of our common stock.

Beneficial ownership of shares is determined under the SEC’s rules and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of restricted stock that have not vested as of our Record Date are deemed outstanding and beneficially owned by the person and any group of which that person is a member because such holder has voting rights with respect to those shares. Except as footnoted below, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the following table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

The percentages of beneficial ownership were calculated on the basis of 13,508,860 shares of common stock outstanding which includes 173,148 unvested restricted shares, which have voting rights, as of the dates indicated below.

Directors and Executive Officers

Share ownership is shown as of October 4, 2021.

Name (1)	Aggregate Number of Beneficial Shares	Percent of Outstanding Shares	Additional Information (2)
Bruce M. Bowen	15,604	*
Includes 6,600 shares of common stock held by Bowen Holdings LLC, a Virginia limited liability company, which is owned by Mr. Bowen and his three adult children, for which shares Mr. Bowen serves as manager.  Also includes (a) 1,042 shares held by the Elizabeth Dederich Bowen Trust (b) 3,802 shares held by the Bruce Montague Bowen Trust, and (c) 1,358 shares of restricted stock that has not vested as of October 4, 2021.

John E. Callies	10,948	*	Includes 1,358 shares of restricted stock that has not vested as of October 4, 2021.
C. Thomas Faulders, III	21,468	*	Includes 1,358 shares of restricted stock that has not vested as of October 4, 2021.
Eric D. Hovde	50,012	*
Includes 1,358 shares of restricted stock that has not vested as of October 4, 2021.  Mr. Hovde is the managing member of Hovde Capital, Ltd., the general partner to Financial Institution Partners III LP, which owns 10,198 shares. Mr. Hovde is a trustee of The Eric D. and Steven D. Hovde Foundation, which owns 9,277 shares.

Ira A. Hunt, III	10,928	*	Includes 1,358 shares of restricted stock that has not vested as of October 4, 2021.
Maureen F. Morrison	3,944	*	Includes 1,358 shares of restricted stock that has not vested as of October 4, 2021.
Ben Xiang	3,108	*	Includes 1,358 shares of restricted stock that has not vested as of October 4, 2021.
Mark P. Marron	80,106	*	Includes (a) 46,446 shares of restricted stock that has not vested as of October 4, 2021, (b) 30,070 shares held in trust, and (c) 3,590 shares held in trust for Mr. Marron's dependent children.
Elaine D. Marion	57,792	*	Includes (a) 30,222 shares held in trust, (b) 27,358 shares of restricted stock that has not vested as of October 4, 2021, and 212 shares held in an IRA.
Darren S. Raiguel	40,645	*	Includes (a) 13,287 shares held in trust, and (b) 27,358 shares of restricted stock that has not vested as of October 4, 2021.
All directors and executive officers as a group (10 persons)	294,555	2.18%

*	Less than 1%

(1)	The business address of Mses. Morrison and Marion, and Messrs. Bowen, Marron, Raiguel, Faulders, Hunt, Hovde, Callies, and Xiang is at ePlus, 13595 Dulles Technology Drive, Herndon, Virginia 20171.

(2)	Nonvested restricted shares included herein are considered beneficially owned since the owner thereof has the right to vote such shares.

Principal Shareholders

The share ownership is shown as of the date disclosed in the Additional Information column, and percentages are calculated assuming continued beneficial ownership as of October 4, 2021.

Name of Beneficial Owner	Aggregate Number of Beneficial Shares	Percent of Outstanding Shares	Additional Information
Ameriprise Financial, Inc. 145 Ameriprise Financial Center Minneapolis, MN 55474	694,577	5.14%
This information is based on a Schedule 13G filed with the SEC on February 12, 2021.  Ameriprise Financial, Inc. ("AFI") indicates that it is the parent company of Columbia Management Investment Advisers, LLC ("CMIA"), and may be deemed to beneficially own shares reported on the Schedule 13G by CMIA.

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	2,400,184	17.77%
This information is based on a Schedule 13G/A filed with the SEC on January 25, 2021.  BlackRock indicates in its Schedule 13G/A that one entity, iShares Core S&P Small-Cap ETF, has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, or has an interest in the common stock of, more than five percent of ePlus' total outstanding common stock.

Dimensional Fund Advisors LP Building One 6300 Bee Cave Rod Austin, TX 78746	700,120	5.18%
This information is based on a Schedule 13G/A filed with the SEC on February 12, 2021.  Dimensional Fund Advisors LP ("DFA"), an investment adviser registered under Section 203 of the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such companies, trusts and accounts, collectively referred to as teh "Funds").  In certain cases subsidiaries of DFA may act as an adviser or sub-adviser to certain Funds.  In its role as investment advisor, sub-adviser and/or manager, DFA or its subsidiaires (collectively, "Dimensional") may possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds.  However, all securities reported in the Schedule 13G/A are owned by the Funds, and Dimensional disclaims beneficial ownership of such securities.

River Road Asset Management, LLC 462 S. 4th Street, Suite 2000 Louisville, KY 40202	1,107,217	8.20%	This information is based on a Schedule 13G filed with the SEC on February 10, 2021.

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	943,791	6.99%	The information is based on a Schedule 13G/A filed with the SEC on February 10, 2021.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS AND
RECOMMENDATIONS FOR DIRECTOR

Shareholder proposals for inclusion in ePlus’ proxy materials for ePlus’ 2022 Annual Meeting of Shareholders must be received by ePlus no later than March 31, 2022. These proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

In accordance with our Bylaws, if you wish to submit a proposal for consideration at next year’s Annual Meeting of Shareholders that is not to be included in next year’s proxy materials, or wish to nominate a candidate for election to the Board at next year’s Annual Meeting of Shareholders, your proposal or nomination must be submitted in writing and received by the Corporate Secretary at least 60 days before the date of the first anniversary of the 2021 Annual Meeting if the 2022 Annual Meeting of Shareholders is held within 30 days of the anniversary of the 2021 Annual Meeting or, otherwise, within seven days after the first public announcement of the date of the 2022 Annual Meeting of Shareholders. Assuming that our 2022 Annual Meeting of Shareholders is held on schedule, to be “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, we must receive written notice of your intention to introduce a nomination or other item of business at that Meeting before July 18, 2022. If we do not receive written notice during that time period, or if we meet certain other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that Meeting will use their discretion in voting the proxies if any such matters are raised at the meeting.

A submission by an ePlus shareholder must contain the specific information required in ePlus’ Bylaws.  If you would like a copy of ePlus’ current Bylaws, please write to the Corporate Secretary, at ePlus, 13595 Dulles Technology Drive, Herndon, Virginia 20171.  ePlus’ current Bylaws may also be found on the Company’s website at http://www.eplus.com/investors/corporate-governance-legal/amended-and-restated-bylaws.

SHAREHOLDER COMMUNICATIONS

Any shareholder wishing to communicate with any of ePlus’ directors regarding ePlus may write to the director c/o Investor Relations, ePlus inc., 13595 Dulles Technology Drive, Herndon, Virginia 20171. Investor Relations will forward these communications directly to the director(s) unless such communication is considered, either presumptively or in the reasoned judgment of the Company’s Corporate Secretary, to be improper for submission to the intended recipient(s).  Examples of communications that would presumptively be deemed improper for submission include, without limitation, solicitations, communications that do not relate to the Company, and unsolicited advertising, spam, or junk mail.

OTHER MATTERS

The Board of Directors knows of no other business to be presented for consideration at the Special Meeting other than described in this proxy statement. However, if any other business should come before the Special Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

HOUSEHOLDING

Company shareholders who share an address may receive only one copy of this Proxy Statement from their bank, broker or other nominee, unless contrary instructions are received.  We will deliver promptly a separate copy of this Proxy Statement to any shareholder who resides at a shared address and to which a single copy of the documents was delivered, if the shareholder makes a request by contacting our Corporate Secretary at 13595 Dulles Technology Drive, Herndon, Virginia 20171 or by telephone at (703) 984-8400.  If you wish to receive separate copies of this Proxy Statement in the future, or if you are receiving multiple copies and would like to receive a single copy for your household, you should contact your broker, bank or other nominee.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THIS PROXY STATEMENT

October 12, 2021	By Order of the Board of Directors

Erica S. Stoecker
Corporate Secretary, General Counsel, & Chief Compliance Officer

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of ePlus inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is fifty-two million (52,000,000) shares consisting of fifty 50 million (50,000,000) shares of common stock having a par value of $.01 per share (the “Common Stock”) and two million (2,000,000) shares of preferred stock having a par value of $.01 per share (the “Preferred Stock”).

The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of shares of the Preferred Stock as a class or in series, and, by filing a certificate of designations, pursuant to the Delaware General Corporation Law, setting forth a copy of such resolution or resolutions to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of the class or of each such series and the qualifications, limitations, and restrictions thereof. The authority of the Board of Directors with respect to the class or each series shall include, but not be limited to, determination of the following:

a)	the number of shares constituting any series and the distinctive designation of that series;
b)	the dividend rate of the shares of the class or of any series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any of payment of dividends on shares of the class or of that series;
c)	whether the class or any series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;
d)	whether the class or any series shall have conversion privileges and, if so, the terms and conditions of conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;
e)	whether or not the shares of the class or of any series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;
f)	whether the class or any series shall have a sinking fund for the redemption or purchase of shares of the class or of that series, and if so, the terms and amount of such sinking fund;
g)	the rights of the shares of the class or of any series in the event of voluntary or involuntary dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of the class or of that series; and

A-1

h)	any other powers, preferences, rights, qualifications, limitations and restrictions of the class or of that series.

All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in any certificate of designation shall be vested exclusively in the Common Stock.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 2021.

By:
Authorized Officer Title:	Corporate Secretary
Name	Erica S. Stoecker

A-2

e+ Where Technology Means More®

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted online or by phone must be received by 11:59 pm, Eastern Time, on November 8, 2021.

Online
Go to **www.envisionreports.com/PLUS** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll-free **1-800-652-VOTE (8683)** within the USA, US territories and Canada by 11:59 pm, Eastern Time, on November 8, 2021.

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/PLUS.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2021 Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR Proposal 1.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03I56B

2021 Special Meeting Admission Ticket

2021 Special Meeting of Shareholders of *e*Plus inc.

November 9, 2021, 9:00 am, Eastern Time
Westin Washington Dulles Airport
2520 Wasser Terrace, Herndon, VA 20171

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders.
The material is available at: www.envisionreports.com/PLUS.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/PLUS.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — *e*Plus inc.

Notice of 2021 Special Meeting of Shareholders

Proxy Solicited by Board of Directors for Special Meeting — November 9, 2021

Erica Stoecker and Amanda Dupree, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of *e*Plus inc. to be held on November 9, 2021, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR item 1.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.